                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2003

                       STERLING CONSTRUCTION COMPANY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                       0-19450                   25-1655321
(State or other jurisdiction    (Commission file number)       (IRS Employer
    of Incorporation)                                        Identification No.)



   2751 Centerville Road Suite 3131
        Wilmington, Delaware                                  19803
  (Address of principal executive offices)                  (Zip code)


                                  (817)416-0717
              (Registrant's telephone number, including area code)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 15, 2003 Sterling Construction Company, Inc. issued a press release announcing the results of operations for its first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   May 15, 2003                 STERLING CONSTRUCTION COMPANY, INC.

                                      By:    /s/  Maarten D. Hemsley
                                         --------------------------------------
                                                 Maarten D. Hemsley
                                                 Chief Financial Officer

                               INDEX TO EXHIBITS

99.1     STERLING CONSTRUCTION COMPANY, INC. ANNOUNCES RESULTS OF OPERATIONS FOR
         ITS FIRST QUARTER